UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 6, 2005

PORTLAND GENERAL ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

Oregon	Commission File Number	93-0256820
(State or other jurisdiction of incorporation or organization)	1-5532-99	(I.R.S. Employer Identification No.)

121 SW Salmon Street, Portland, Oregon 97204

(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (503) 464-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

Proposed Sale of PGE

On April 6, 2005, Enron Corp. (Enron) announced that it has reached an agreement with Oregon Electric Utility Company, LLC (Oregon Electric), a company backed by Texas Pacific Group, to terminate the sale agreement for Portland General Electric Company (PGE) following the Oregon Public Utility Commission's denial of Oregon Electric's application to buy PGE's common stock from Enron.

Enron announced that it intends to move forward with plans to issue PGE common stock to its creditors in accordance with Enron's bankruptcy plan that was approved by the Bankruptcy Court and which became effective on November 17, 2004 (Bankruptcy Plan). As part of this process, current PGE common stock would be cancelled and new PGE common stock would be issued. Initially, at least 30 percent of the new PGE common stock would be issued to Enron creditors, with the remainder held in a reserve and released to Enron creditors that are determined to hold allowed claims in accordance with Enron's Bankruptcy Plan.

Enron stated that the initial issuance of new PGE common stock is not expected to commence until April 2006, but could begin as soon as October 2005. Enron and PGE intend to apply for a listing of the new PGE stock on a national securities exchange.

Pursuant to Enron's Bankruptcy Plan, Enron's Board of Directors will oversee the process of issuing the new PGE common stock to Enron creditors. Any issuance of new PGE common stock is subject to certain conditions and regulatory approvals, including approval by the Oregon Public Utility Commission and the U.S. Securities and Exchange Commission.

Enron has indicated that, in accordance with Enron's ongoing efforts to maximize the value of the Enron bankruptcy estate, Enron will continue to consider credible offers to purchase Enron's common stock in PGE.

Information Regarding Forward Looking Statements

This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and other statements that are other than statements of historical facts. Forward-looking statements are based on the opinions and estimates of management at the time the statements are made and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include, but are not limited to, political developments affecting federal and state regulatory agencies, and developments with respect to the bankruptcy of Enron. Except as required by law, Portland General Electric Company does not under-take any obligation to update any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORTLAND GENERAL ELECTRIC COMPANY
(Registrant)

April 8, 2005	By:	/s/ James J. Piro
James J. Piro Executive Vice President, Finance Chief Financial Officer and Treasurer